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                                                                Exhibit (10)(mm)

                               FIFTH AMENDMENT TO
                        THE REYNOLDS AND REYNOLDS COMPANY
                               401(K) SAVINGS PLAN
                          (JANUARY 1, 1994 RESTATEMENT)


     The Reynolds and Reynolds Company hereby amends The Reynolds and Reynolds Company 401(k) Savings Plan (January 1, 1994 Restatement) (the "Plan") as follows:

     Effective for periods beginning on or after March 1, 1996, the first sentence of Section 2.1 of the Plan is amended to provide as follows:

         Each Employee who is in an eligible employment classification as set forth in this Section 2.1 shall become an Eligible Employee on or as soon as administratively practicable after the first date he is in an eligible employment classification as set forth in this Section 2.1, but in no event later than the first day of the sixth calendar week beginning after the first date he is in an eligible employment classification as set forth in this Section 2.1.

                                      * * *

     IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be executed by its duly authorized officer on this ____ day of ____________, 1996.

ATTEST:                                     THE REYNOLDS AND REYNOLDS COMPANY


_______________________                     By: ______________________________
                                             Title: